UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
September 11, 2008
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
Commission File No. 001-33057
CATALYST PHARMACEUTICAL PARTNERS, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware (State Or Other Jurisdiction Of Incorporation Or Organization)	76-0837053 (IRS Employer Identification No.)
355 Alhambra Circle, Suite 1370
          Coral Gables, Florida 33134
(Address Of Principal Executive Offices)
(305) 529-2522
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-5.1 Opinion of Akerman Senterfitt
Ex-10.1 Engagement Letter
Ex-10.2 Form of Securities Purchase Agreement
EX-99.1 Press Release

Item 1.01 Entry into a Material Definitive Agreement.
     On September 11, 2008, Catalyst Pharmaceutical Partners, Inc. (the “Company”) entered into an engagement letter (the “Engagement Letter”) with Rodman & Renshaw (the “Placement Agent”) relating to an offering to a group of institutional investors of 1,488,332 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Offering”). A copy of the Engagement Letter is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. This description of the Engagement Letter is qualified in its entirety by reference to such exhibit.
     In connection with the Offering, on September 11, 2008 the Company entered into a Securities Purchase Agreement with each investor purchasing Shares in the Offering. The investors have agreed to purchase the Shares for a price of $3.00 per share. A copy of the form of Securities Purchase Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. This description of the Securities Purchase Agreement is qualified in its entirety by reference to such exhibit.
     The closing of the Offering is expected to take place on or about September 16, 2008, subject to the satisfaction of customary closing conditions.
     The Shares are being offered and sold pursuant to a prospectus dated June 26, 2008, a prospectus supplement dated September 11, 2008, and the Company’s shelf registration statement on Form S-3 (Registration No. 333-151368) which was declared effective on June 26, 2008.
     The legal opinion and consent of Akerman Senterfitt relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The net proceeds of the sale of the Shares, after deducting the fees of the Placement Agent and other offering expenses, will be approximately $4,107,500. The Placement Agent will receive an aggregate fee of $290,225 which represents 6.5% of the aggregate purchase price for the Shares. The Company’s press release dated September 12, 2008 announcing the agreement to sell the Shares is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

5.1	Opinion of Akerman Senterfitt

10.1	Engagement Letter dated September 11, 2008, between Catalyst Pharmaceutical Partners, Inc. and Rodman & Renshaw

10.2	Form of Securities Purchase Agreement

23.1	Consent of Akerman Senterfitt (reference is made to Exhibit 5.1 hereto)

99.1	Press release issued by the Company on September 12, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceutical Partners, Inc.

By:	/s/ Patrick J. McEnany

Patrick J. McEnany
Chairman, President and CEO
Dated: September 12, 2008

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